                 SHOPNOW.COM ANNOUNCES NEW CORPORATE NAME AND AN
                       ACCELERATED PROFITABILITY SCHEDULE

  NETWORK COMMERCE INC. EXPECTS GROSS MARGINS TO EXCEED 50 PERCENT BY THE END
        OF 2000; COMPANY OBJECTIVE IS TO REACH PROFITABILITY IN Q4 2001

SEATTLE - May 18, 2000 - ShopNow.com Inc. today announced the creation of a new corporate identity to better reflect the company's position as a leading provider of technology, services and commerce networks for Internet sites, businesses and merchants. The company's new corporate name is Network Commerce Inc. (Nasdaq: NWKC). The new name will serve as an umbrella identity for the company.

Network Commerce's core commerce infrastructure technology, commerce applications and services will be known as the Network Commerce Distributed CommerceSuite. Built on the Distributed CommerceSuite are the Network Commerce Distributed Business Network, which includes b2bNow.com, FreeMerchant.com and pending its acquisition, Ubarter.com; and the Network Commerce Distributed Consumer Network, which includes ShopNow.com, BottomDollar.com, and SpeedyClick.com. The names of these Internet properties will remain the same. The company also offers consulting, custom commerce solutions, and integrated marketing services through Network Commerce Inc.'s eBusiness Services division.

Network Commerce Inc. also announced its goal of achieving profitability, on a pro forma basis consistent with current reporting, in the fourth quarter of 2001, significantly earlier than consensus analyst expectations. The company has reported strong financial results over the last several quarters, with total revenue for the first quarter of 2000 at $18.7 million, an increase of 39 percent from $13.4 million in the fourth quarter of 1999 and an increase of 146 percent from $7.6 million in the third quarter of 1999. The company's gross margins increased to 44 percent in the first quarter of 2000 from 42 percent in the fourth quarter of 1999, and 36 percent in the third quarter of 1999. The company anticipates gross margins will exceed 50 percent by the end of 2000.

 "We have demonstrated the strength of our business model with tremendous revenue growth and strong gross margins. We are confident we will reach profitability significantly ahead of schedule by further strengthening revenue growth, accelerating margins and lowering expenses as a percentage of revenue," said Dwayne Walker, chairman and chief executive officer of

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Network Commerce Inc. "Our expansive commerce networks and large customer base clearly illustrate our position as a leading e-commerce technology and services company."

Network Commerce Inc. provides businesses with the technology, services and the marketplaces to successfully conduct business online:

- The Network Commerce Distributed CommerceSuite is comprised of the company's core technology and services which empower businesses and merchants to create, manage and grow a reliable online presence. These include domain registration; commerce store building technology; hosting services; transaction processing and fraud detection technology; customer delivery and retention programs; comparison shopping and commerce marketplace engines; and custom commerce solutions. Over 20,000 businesses have already licensed components of the Network Commerce Distributed CommerceSuite.

- The Network Commerce Distributed Business Network consists of b2bNow.com (http://www.b2bnow.com), a business-to-business marketplace and directory featuring over 610,000 businesses in 260 international markets; FreeMerchant.com (http://www.freemerchant.com), a business and merchant online store builder with over 65,000 hosted businesses; and pending completion of the merger in June 2000, Ubarter.com (http://www.ubarter.com), a business-to-business barter exchange with over 4,000 business customers.

- The Network Commerce Distributed Consumer Network consists of ShopNow.com (http://www.shopnow.com), a leading shopping network and directory featuring over 60,000 merchants and over 7,000 affiliate sites; BottomDollar.com (http://www.bottomdollar.com), a comparison shopping network with over 1,700 affiliate sites; and SpeedyClick.com
     (http://www.speedyclick.com), a leading commerce-enabled entertainment community with over 7,000 affiliate sites.

- Network Commerce Inc.'s eBusiness Services division provides consulting, custom commerce, and integrated marketing services.

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Network Commerce Inc. will host a conference call at 9:00 a.m. Eastern Time
(6:00 a.m. Pacific Time) to discuss its new corporate name and accelerated profitability schedule. The call will feature remarks by Chairman and Chief Executive Officer Dwayne Walker followed by a question and answer session. The dial-in number for the conference call is 1-888-214-7574.

The conference call will be replayed for 48 hours, starting approximately one hour after the call ends. For callers within the United States, the replay number is 1-800-633-8284. For callers outside the United States, the replay number is 1-858-812-6440. The replay confirmation number is 15258302.

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A broadcast of the conference call may also be heard via a live Web cast or replay on the corporate Web site at http://www.networkcommerce.com and on http://www.vcall.com.

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ABOUT NETWORK COMMERCE INC.
Network Commerce Inc. (http://www.networkcommerce.com) is a leading provider of technology, services and commerce networks for Internet sites, businesses and merchants. Network Commerce's core commerce infrastructure technology, services and commerce applications are known as the Network Commerce Distributed CommerceSuite. Built on the Distributed CommerceSuite are the Network Commerce Distributed Business Network and the Network Commerce Distributed Consumer Network. The Network Commerce Distributed Consumer Network is comprised of ShopNow.com (http://www.shopnow.com), a leading shopping network and directory featuring over 60,000 merchants and over 7,000 affiliate sites; BottomDollar.com (http://www.bottomdollar.com), a comparison shopping network with over 1,700 affiliate sites; and SpeedyClick.com (http://www.speedyclick.com), a leading commerce-enabled entertainment community with over 7,000 affiliate sites. The Network Commerce Distributed Business Network is comprised of b2bNow.com (http://www.b2bnow.com), a business-to-business marketplace and directory featuring over 610,000 businesses in 260 international markets; FreeMerchant.com (http://www.freemerchant.com), a business and merchant store builder with over 65,000 hosted businesses; and, pending completion of the merger in June 2000, Ubarter.com (http://www.ubarter.com), a business-to-business barter exchange with over 4,000 businesses. Network Commerce Inc.'s eBusiness Services division provides consulting, custom commerce solutions, and integrated marketing services. Network Commerce Inc. has over 600 employees and is headquartered in Seattle with offices in Arizona, California, and Georgia.

FORWARD LOOKING STATEMENTS:
CERTAIN STATEMENTS IN THIS ANNOUNCEMENT, INCLUDING STATEMENTS CONCERNING OUR PLANS, INTENTIONS AND EXPECTATIONS, CONTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AS AMENDED. FORWARD-LOOKING STATEMENTS ARE BASED ON THE OPINIONS AND ESTIMATES OF MANAGEMENT AT THE TIME THE STATEMENTS ARE MADE AND ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THE FORWARD-LOOKING STATEMENTS. THE WORDS "BELIEVE," "EXPECT," "INTEND," "ANTICIPATE," VARIATIONS OF SUCH WORDS AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS BUT THEIR ABSENCE DOES NOT MEAN THAT THE STATEMENT IS NOT FORWARD-LOOKING. THESE STATEMENTS ARE NOT GUARANTIES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE OF THIS ANNOUNCEMENT. FACTORS THAT COULD AFFECT NETWORK COMMERCE'S ACTUAL RESULTS, INCLUDE, AMONG OTHERS, THE FACTORS DESCRIBED IN NETWORK COMMERCE'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2000. NETWORK COMMERCE INC. UNDERTAKES NO OBLIGATION TO UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT NEW INFORMATION, EVENTS OR CIRCUMSTANCES AFTER THE DATE OF THIS RELEASE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

PRESS CONTACTS:
Rita Brautigam, Network Commerce Inc., (206) 223-1996, ritab@networkcommerce.com Matt Gillingham, APCO Worldwide, (206) 972-2596, mgilling@apcoassoc.com

INVESTOR RELATIONS CONTACTS:
Alan Koslow, Network Commerce Inc., (877) 430-0131, ir@networkcommerce.com Elise Spencer, Network Commerce Inc., (877) 430-0131, ir@networkcommerce.com